Exhibit 99.1

Investor Contact	Media Contact
Bill Walljasper	Sard Verbinnen & Co
Senior VP & Chief Financial Officer	Paul Caminiti/Andrew Cole/Brooke Gordon
515-965-6505	212-687-8080

Mark Harnett/Charlie Koons

Mackenzie Partners

212-929-5500

CASEY’S GENERAL STORES COMMENTS ON COUCHE-TARD’S INTENTION TO

NOMINATE DIRECTORS TO THE COMPANY’S BOARD AT 2010 ANNUAL MEETING

ANKENY, IOWA – June 7, 2010 – Casey’s General Stores, Inc. (“Casey’s”) (NASDAQ: CASY) today issued the following statement regarding Alimentation Couche-Tard Inc.’s (“Couche-Tard”) (TSX: ATD.A, ATD.B) formal notice of its intention to nominate nine individuals for election to Casey’s Board of Directors at the Company’s 2010 Annual Meeting:

“Casey’s Board will evaluate Couche-Tard’s submission and candidates consistent with the Company’s bylaws.”

Goldman, Sachs & Co. is acting as financial advisor to Casey’s, and Cravath, Swaine & Moore LLP and Ahlers & Cooney, PC are providing legal advice.

Important Information

Casey’s will file with the SEC and mail to its shareholders a proxy statement in connection with its 2010 Annual Meeting of Shareholders. Investors and security holders are urged to read the proxy statement relating to the 2010 Annual Meeting and any other relevant documents filed with the SEC when they become available, because they will contain important information. Investors and security holders will be able to obtain a free copy of the proxy statement and other documents (when available) that Casey’s files with the SEC at the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com. In addition, the proxy statement and other documents (when available) filed by Casey’s with the SEC may be obtained from Casey’s free of charge by directing a request to Casey’s General Stores, Inc., Attn: Investor Relations, Casey’s General Stores, Inc., One Convenience Blvd., P.O. Box 3001, Ankeny, Iowa 50021-8045.

Certain Information Concerning Participants

Casey’s, its directors and executive officers may be deemed to be participants in the solicitation of Casey’s security holders in connection with its 2010 Annual Meeting of Shareholders. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Casey’s Annual Report on Form 10-K for the year ended April 30, 2009, which was filed with the SEC on June 29, 2009, and its proxy statement for the 2009 Annual Meeting of Shareholders, which was filed with the SEC on

August 10, 2009. To the extent holdings of Casey’s securities have changed since the amounts printed in the proxy statement for the 2009 Annual Meeting of Shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals can also be obtained from the proxy statement relating to the 2010 Annual Meeting of Shareholders when it is filed by Casey’s with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com.

Forward-Looking Statements

This communication contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements represent our expectations or beliefs concerning future events that may not prove to be accurate. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project” and similar expressions are used to identify forward-looking statements. We caution you that these statements are further qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements, including the risk that our cash balances and cash generated from operations and financing activities will not be sufficient for our future liquidity and capital resource needs, competition in the industry in which we operate, changes in the price or supply of gasoline, tax increases or other changes in the price of or demand for tobacco products, potential liabilities and expenditures related to compliance with environmental and other laws and regulations, the seasonality of demand patterns, weather conditions, future actions by Couche-Tard in connection with its unsolicited tender offer to acquire Casey’s, the risk that disruptions or uncertainty from Couche-Tard’s unsolicited tender offer will divert management’s time and harm Casey’s relationships with our customers, employees and suppliers and the other risks and uncertainties included from time to time in our filings with the SEC. We further caution you that other factors we have not identified may in the future prove to be important in affecting our business and results of operations. We ask you not to place undue reliance on any forward-looking statements because they speak only of our views as of the statement dates. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

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